FOURTH AMENDMENT TO
            REVOLVING CREDIT AND TERM LOAN AGREEMENT


     THIS FOURTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is entered into as of July 31, 2001, among GRAPHIC PACKAGING INTERNATIONAL CORPORATION (formerly ACX Technologies, Inc.), a Colorado corporation ("GPK"), GRAPHIC PACKAGING CORPORATION, a Delaware corporation ("GPC"), Required Lenders under the Credit Agreement described below, BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("Administrative Agent"), and Guarantors under the Credit Agreement (hereinafter defined).

     Reference is made to the Revolving Credit and Term Loan Agreement, dated as of August 2, 1999 (as amended to date, the "Credit Agreement"), among GPK, as Borrower, Administrative Agent, the Managing Agents, and the Co-Agents thereunder, and the Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section references herein are to Sections in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

                            RECITALS

     A. GPK has requested that Lenders agree to add GPC as a co-borrower under the Credit Agreement,

     B. GPK has requested an amendment to Section 9.27 to permit GPK to issue Subordinated Debt to an entity of the Coors
Family  Trusts  without requiring the execution of  an  Affiliate
Subordination Agreement; and

     C. Subject to the terms and conditions of this Amendment, Required Lenders are willing to agree to such amendments.

     Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.   Amendments.

     1.1  Definitions.

     (a) The definition of "Acquisition" is amended by deleting the proviso immediately following clause (c) thereof in its entirety and substituting therefor the following:

          "provided  that,  in  any  merger  involving   any
          Borrower, a Borrower must be the surviving entity, unless the merger involves GPK, in which case GPK must be the surviving entity."

     (b) The definition of "Borrower" is deleted in its entirety and the following is substituted therefor:

          "Borrower means (a) GPK from the Closing Date to the Fourth Amendment Date and (b) on and after the Fourth Amendment Date, both GPK and GPC, individually and collectively, unless otherwise indicated, and jointly and severally."

     (c)   The  definitions of "Domestic Subsidiary" and "Foreign
Subsidiary" are amended by adding the phrase "direct or indirect" immediately prior to the phrase "Subsidiary of Borrower" therein.

     (d) The definition of "Subordinated Debt" is amended by (i) adding "a" immediately prior to the words "any Debt of the Companies" and (ii) adding the following as clauses (b) and (c) thereof immediately prior to the period (.):

          ", (b) refinancings of Subordinated Debt permitted
          under   Section   9.6,  and  (c)  conversions   of
          Subordinated Debt into forms of equity permitted under Section 9.6."

     (e)    The  following  definitions  of  "Fourth  Amendment,"
"Fourth Amendment Date," "GPC," and "GPK" shall be alphabetically inserted in Section 1.1 to read, as follows:

          "Fourth Amendment means that certain Fourth Amendment to Revolving Credit and Term Loan
          Agreement dated as of July 31, 2001, among GPK, GPC, Guarantors, Administrative Agent, and Required Lenders."

          "Fourth  Amendment Date means the date upon  which
          the   Fourth   Amendment  becomes   effective   in
          accordance   with  the  terms   of   such   Fourth
          Amendment."

          "GPC   means  Graphic  Packaging  Corporation,   a
          Delaware  corporation and an indirect Wholly-owned
          Subsidiary of GPK, and its permitted successors and assigns."

          "GPK   means   Graphic   Packaging   International
          Corporation (formerly ACX Technologies,  Inc.),  a
          Colorado corporation, and its permitted successors and assigns."

     1.2  Additional Amendments.

     (a) The following Sections shall be amended by inserting the word "any" or "Any" (as applicable) immediately prior to each usage of the word "Borrower" therein:

     Definitions  of  "Borrowing,"  and  "ERISA  Affiliate";
     Section  8.7; Section 9.3(d); Section 9.12(h);  Section
     9.22;   Section  10.2;  Section  10.3;  Section  10.12;
     Section 12.1(d); and Section 12.4

     (b) The following Sections shall be amended by deleting the word "Borrower" and substituting therefor "GPK:"

     Definitions of "Ceramics Spinoff," "Closing Date," "Companies," "Interest Expense," "Qualifying Date," and "Solar Division" in Section 1.1; clause (d) of the definition of "Net Cash Proceeds" in Section 1.1; Sections 9.3(b), (c), and (l); Sections 9.21(a) and
     (e); and Section 9.32.

     (c)   The  definition  of "Flexible Packaging  Division"  in
Section  1.1  shall  be  amended by deleting   the  reference  to
"Graphic  Packing Corporation" therein and substituting  therefor
"GPC".

     (d) The definition of "Guarantor" in Section 1.1 shall be amended by deleting the phrase "of Borrower" immediately after the phrase "Domestic Subsidiary" therein.

     (e) Clause (b) of the definition of "Permitted Acquisition" in Section 1.1 shall be amended to delete the reference to "Borrower and its Subsidiaries" therein and substituting therefor the phrase "the Companies".

     (f)   Clause  (b)(vii)(A)  of the definition  of  "Permitted
Acquisition" in Section 1.1 shall be amended by adding the following proviso at the end of such clause:

     "; provided that if any merger involves GPK, GPK must be the surviving entity after giving effect to such merger;"

     (g) Section 2.8(a) is deleted in its entirety and the following provision is substituted therefor:

          "     (a)   Borrowing Request.  Any  Borrower
          may   request  a  Borrowing  by   making   or
          delivering  a Borrowing Notice (that  may  be
          telephonic if confirmed in writing within two
          Business   Days)   to  Administrative   Agent
          requesting that Lenders fund a Borrowing on a
          certain  date  (the "Borrowing Date"),  which
          Borrowing Notice (i) shall be irrevocable and
          binding  on Borrower, (ii) shall specify  the
          Facility  or  Facilities  under  which   such
          Borrowing is being made, (iii) shall  specify
          the Borrowing Date, amount, Type, and (for  a
          Borrowing   comprised  of   Eurodollar   Rate
          Borrowings)  Interest Period,  (iv)  must  be
          signed   by   the  requesting  Borrower   and
          concurred  to  by  the  other  Borrower,  and
          (v) must be received by Administrative Agent no later than 11:00 a.m. Dallas, Texas time on either the third Business Day preceding the Borrowing Date for any Eurodollar Rate
          Borrowing or the same Business Day for any Base Rate Borrowing. Administrative Agent shall timely notify each Lender with respect to each Borrowing Notice."

     (h)  Section 3 is amended as follows:

          (1)  The  last  sentence  of  Section  3.2(a)   is
               deleted in its entirety and the following is substituted therefor:

               "Accrued  interest  on  each  Base  Rate
               Borrowing shall be due and payable on each March 1, June 1, September 1, and
               December 1, and on the Termination Date for the applicable Facility."

          (2) The amortization schedule in Section 3.2(c) is amended by replacing each reference to March 31 with March 1, each reference to June 30 with June 1, each reference to September
               30 with September 1, and each reference to December 31 with December 1.

     (i)   Section  3.3(e)  is  amended by  deleting  the  phrase
"Borrower's   balance  sheet"  in  clause  (i)(y)   thereof   and
substituting therefor the phrase "the balance sheet of GPK and its consolidated Subsidiaries".

     (j) Section 5.5 is amended by deleting the phrase "Borrower has" in the first sentence thereof and substituting "GPK and/or
GPC have" therefor.

     (k) Section 6.1 is amended by deleting each instance of the word "Borrower" in the proviso to the first sentence thereof and substituting therefor "GPK".

     (l)   Section 8.1 is amended by adding the phrase "or  cause
to  be  used" immediately after the first instance of  the   word
"use" in the first sentence thereof.

     (m) Section 8.3 is amended by deleting the word "Borrower" and substituting therefor "GPK" in the last sentence thereof.

     (n) Sections 8.25, 9.3(g), and 9.29 are deleted in their entirety, and the phrase "[Intentionally Deleted]" shall be substituted therefor.

     (o) Section 9.1 is amended by adding the phrase "or cause to be used" immediately after the word "use" therein.

     (p) Section 9.3(a) is amended by (i) deleting the word "Borrower" and substituting therefor "GPK" in the first sentence thereof and (ii) deleting the phrase "Borrower and its Subsidiaries" in clause (i) thereof and substituting therefor the phrase "the Companies".

     (q) Section 9.6 is deleted in its entirety and the following provision is substituted therefor:

          "9.6 Payment of Obligations.

          (a) Borrower shall pay the Obligation in accordance with the terms and provisions of the Loan Documents. Each Borrower shall be jointly and severally liable for the Obligation. Notwithstanding any contrary provision, it is the intention of each Borrower, Lenders, and Administrative Agent that the amount of the Obligation for which any Borrower is liable shall be, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar Laws applicable to such Borrower. Accordingly, notwithstanding anything to the contrary contained in this Agreement or any other agreement or instrument executed in connection with the payment of any of the Obligation, the amount of the Obligation for which any Borrower is liable shall be limited to an aggregate amount equal to the largest amount that would not render such Borrower's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state Law.

          (b) Each Company (a) shall promptly pay (or renew and extend) all of its material obligations as the same become due (unless such obligations -- other than the Obligation -- are being contested in good faith by appropriate proceedings), (b) shall not
          (i) make any voluntary prepayment of principal of, or interest on, any other Debt (other than the Obligation), whether subordinate to the Obligation or not, other than the Britton Debt, (ii) use proceeds from the Facilities to make any payment or prepayment of principal of, or interest on, or sinking fund payment in respect of any other Debt of any Company, including, without limitation, any Subordinated Debt, other than the Refinanced Debt, the Britton Debt, payments of interest on the Subordinated Debt to the extent permitted by
          Section 9.6(c), and Distributions on the Preferred Stock to the extent permitted by Section 9.21; or
          (iii) make any prepayment of the One-Year Term Principal Debt, other than mandatory prepayments made pursuant to Section 3.3(b) or as required on the Third Amendment Date, and (c) shall not, directly or indirectly, pay, prepay, redeem or purchase, or deposit funds or property for the payment (including, without limitation, a payment in respect of any sinking fund, defeasance of any Subordinated Debt, other than the Britton Debt), prepayment, redemption, or purchase of, Subordinated Debt, except that any Company may from time to time make payments of interest (excluding payments arising from any acceleration of maturity thereof) on the Subordinated Debt to the extent such payment is not in contravention of the subordination provisions of such Subordinated Debt. Borrower may not use Borrowings under the Revolver Facility to pay all or any portion of the One-Year Term Principal Debt other than on August 15, 2001, except Borrowings may be made under the Revolver Facility to facilitate all or any portion of the payment required on the Third Amendment Date pursuant to Paragraph 4(c)(ii) of the Third Amendment and to facilitate any prepayments (if any) pursuant to Section 3.3(e); provided that, notwithstanding the foregoing, on August 15, 2001, proceeds of Borrowings under the Revolver Facility may be used to repay the One-Year Term Principal Debt in whole or in part, so long as after giving effect to such payment, (x) the Revolver
          Commitment then in effect (less the Revolver Commitment Usage on such date of determination) available to be borrowed without the occurrence of a Default or Potential Default is at least $10,000,000 and (y) the One-Year Principal Debt has been paid in full.

          Notwithstanding the foregoing, so long as no Default or Potential Default then exists or arises as a result therefrom, any Subordinated Debt may be refinanced with the proceeds of, or otherwise converted into (x) Debt securities that are subordinated to the Obligation to substantially the same or greater extent than the Subordinated Debt being refinanced, which do not increase the principal amount of the Subordinated Debt from the amount of Subordinated Debt outstanding immediately prior to such refinancing, and which otherwise satisfy the criteria for Subordinated Debt; (y) common equity of Borrower; and (z) other equity interests of Borrower or its Subsidiaries (other than Redeemable Preferred Stock) that are subordinated in right of payment to the Obligation to substantially the same or greater extent than the Subordinated Debt being converted, are unsecured and unguaranteed, and are otherwise in form and terms satisfactory to Administrative Agent (in its reasonable discretion). In addition, no Company shall make any payment on any Subordinated Debt, when such payment violates the subordination provisions thereof or results in a Default or Potential Default hereunder."

     (r)   Section 9.16 shall be amended by deleting  the  phrase
"of  a  Company" immediately after each instance  of  the  phrase
"Domestic Subsidiary" therein.

     (s)    Section  9.23  is  amended   by  deleting  the   word
"Borrower" and substituting therefor "GPK" in the parenthetical in clause (f) thereof.

     (t) Section 9.25 is deleted in its entirety and the following provision is substituted therefor:

          "9.25       Mergers  and  Dissolutions;  Sale   of
          Capital Stock. No Company will, directly or indirectly, merge or consolidate with any other Person, other than if no Default or Potential Default then exists or arises, (a) in connection with a Permitted Acquisition if the survivor is, or concurrently with the Permitted Acquisition becomes, a Company organized under the Laws of a jurisdiction of the United States; (b) mergers or consolidations involving any Borrower (including a Permitted Acquisition effected as a merger) if a Borrower is the surviving entity; provided that in any merger or consolidation involving GPK, GPK must be the surviving entity; (c) mergers among Companies; provided that, in any merger involving any Borrower (including a Permitted Acquisition effected as a merger), a Borrower must be the surviving entity, in any merger involving any other Loan Party (including a Permitted Acquisition effected as a merger), a Loan Party which is a Wholly-owned Subsidiary must be the surviving entity, and in any merger involving GPK, GPK must be the surviving entity. Notwithstanding the foregoing, any Borrower may merge with and into any other Loan Party, so long as (i) no Default or Potential Default then exists or arises as a result thereof, (ii) the successor corporation, after giving effect to such merger, is a Loan Party that owns, directly or indirectly, all Subsidiaries previously owned by such Borrower, and (iii) the successor corporation shall expressly assume all obligations of such Borrower for payment of the Obligation and performance under the Loan Documents and shall deliver (or cause to be delivered) such written amendments and legal opinions with respect thereto, as Administrative Agent may reasonably request. No Company shall liquidate, wind up, or dissolve (or suffer any liquidation or dissolution), other than (i) liquidations, wind ups, or dissolutions incident to mergers permitted under this Section 9.25, (ii) dissolution of any Loan Party if substantially all of its assets have been conveyed to another Loan Party or disposed of as permitted by and in accordance with the requirements of Section 9.23, or (iii) dissolution of any Subsidiary other than a Loan Party if substantially all of its assets have been conveyed to another Subsidiary or disposed of as permitted by and in accordance with the requirements of
          Section 9.23. No Company may sell, assign, lease, transfer, or otherwise dispose of the capital stock (or other ownership interests) of any other Company, except for (i) sales, leases, transfers, or other such dispositions between Companies permitted by and in accordance with the requirements of Section 9.23 and (ii) the Ceramics Spinoff, so long as concurrently with the Ceramics Spinoff, GPK shall make the mandatory prepayments required by Section 3.3(b)(v)."

     (u) Affiliate Subordination Agreements. Section 9.27 shall be amended by adding a sentence at the end of such Section which reads as follows:

          "Notwithstanding the foregoing, Borrower shall not be required to deliver to Administrative Agent such agreement with respect to up to $50,000,000 of Subordinated Debt issued by GPK and GPC, as co-makers, in August, 2001 (or permitted refinancings or conversions thereof), so long as such Subordinated Debt otherwise satisfies the requirements for permitted Subordinated Debt set forth in Section 9.12(k)."

     (v) Section 9.30(b) is amended by deleting the word "its" immediately preceding the phrase "Consolidated Net Worth" in the first and second sentences thereof, and substituting therefor the word "the".

     (w) Section 9.31 is amended by adding a new clause (e) as follows:

          " (e) Within 180 days after the Fourth Amendment Date, GPK shall cause all Financial Hedges existing as of such date with respect to the Principal Debt to be amended to reflect that GPC is a Borrower under this Agreement and that GPK and GPC have joint and several liability under such Financial Hedges."

     (x) Section 10.7 is deleted in its entirety and the following provision is substituted therefor:

          "10.7 Change of Control. (i) Any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934 (as amended from time to time the "Exchange Act")), other than any Special Shareholders, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities Exchange Commission pursuant to the Exchange Act) of 50% or more of the outstanding shares of common stock of GPK; (ii) commencing on the earlier of 60 days after the date upon which the Ceramics Spinoff is consummated or June 1, 2000, during any 12 consecutive calendar months thereafter, individuals who were directors of GPK on the first day of such period shall cease to constitute a majority of GPK's board of directors; (iii) the Special Shareholders cease to own at least 20% of the outstanding shares of common stock of GPK; or
          (iv) except as otherwise permitted pursuant to this Agreement, GPK, directly or indirectly, ceases to own the percentage of the issued and outstanding equity interests issued by their respective Subsidiaries as determined on the Closing Date or, if thereafter acquired, on the date of the related Acquisition. As used herein, "Special Shareholders" shall mean any trust, the primary beneficiaries of which are descendants of Adolph Coors, Sr. or spouses of such descendants, or the trustees of any such trusts."

     (y) Section 11.5 is amended by adding the word "any" immediately prior to the first instance of the word "Borrower" in the third sentence thereof.

     (z) Section 11.11 is deleted in its entirety and the following provision is substituted therefor:

          "11.11 Indemnification. Each Borrower and each Guarantor (by execution of a Guaranty) agree to indemnify and hold harmless each Agent, Arranger, and each Lender and each of their respective affiliates and their respective officers, directors, employees, agents, attorneys, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities (including, without limitation, any Environmental Liabilities), costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Borrowings (including any of the foregoing arising from the negligence of the Indemnified Party), except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.11 applies, such indemnity shall be effective whether or not such investigation, litigation, or proceeding is brought by any Borrower, their directors, shareholders, or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each Borrower and each Company agree not to assert any claim against any indemnified party on any theory of liability (including, without limitation, any Environmental Liability), for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Borrowings. Without prejudice to the survival of any other agreement of each Borrower and each Guarantor hereunder, the agreements and obligations of each Borrower and each Guarantor contained in this Section 11.11 shall survive the payment in full of the Borrowings and all other amounts payable under this Agreement."

     (aa) Section12.6 is amended by deleting the references to "Borrower" therein and substituting therefor the words "the
Companies".

     (bb) Section13.13(e) shall be amended by deleting the proviso to the first sentence thereof in its entirety and substituting the following therefor:

          "provided, however, that no Borrower nor any Affiliate of any Borrower shall be a Participant."

     (cc) Schedule 8.3 to the Credit Agreement is deleted in its entirety, and the document labeled Revised Schedule 8.3 attached hereto shall be substituted therefor.

     (dd) Exhibit B-1.  The Form of Borrowing Notice set forth on
Exhibit B-1 to the Credit Agreement, is deleted in its entirety and the document labeled Exhibit B-1, Revised Form of Borrowing
Notice attached hereto shall be substituted therefor.


     (ee) Exhibit F. The Form of Assignment and Acceptance Agreement set forth on Exhibit F to the Credit Agreement, is deleted in its entirety and the document labeled Exhibit F, Revised Form of Assignment and Acceptance Agreement attached hereto shall be substituted therefor.

Paragraph 2.   Assumption by GPC.

     (a) In addition to any debts, obligations, and liabilities directly incurred by GPK, GPC hereby assumes and becomes jointly and severally liable for all debts, obligations, and liabilities of GPK now existing or hereafter arising under any Loan Document, and unconditionally promises to pay and perform the Obligation pursuant to the terms of the Loan Documents.

     (b) GPC hereby confirms the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers, and privileges existing by virtue of the Loan Documents, until termination of the Total Commitment, payment in full of the Principal Debt and of all interest, fees, and other amounts of the Obligation then due and owing, and expiration of all LCS and hereby agrees that this Amendment shall in no way or manner release, discharge, affect, change, modify, or impair the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers, and privileges existing by virtue of, arising under or out of, or in connection with or relating to the indebtedness evidenced by or secured by the Loan Documents.

     (c) GPK hereby acknowledges and agrees that GPC's assumption of the indebtedness, obligations, and liabilities of Borrower arising under any Loan Document does not in any way release, impair, or affect GPK's liability to Lenders under the Loan Documents. GPK and GPC shall be jointly and severally liable for all of the Obligations.

     (d) By execution hereof GPC (i) consents and agrees to this Amendment's execution and delivery and assumes and accepts all of the terms and Obligations under the Loan Documents, (ii) confirms that its signature below constitutes its signature to the Amendment and the Credit Agreement and that the undersigned is now and hereafter a party to the Credit Agreement, (iii) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Lenders under the Loan Documents, as they may have been renewed, extended, and amended, are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the payment and performance of all present and future Obligation, (iv) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (v) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Administrative Agent and Lenders and their successors and assigns.

Paragraph 3. Effective Date. Notwithstanding any contrary provision, this Amendment is not effective until the date (the "Effective Date") upon which Administrative Agent receives
(a) counterparts of this Amendment executed by GPK, GPC, Guarantors, and Required Lenders; (b) GPK and GPC have delivered all Collateral Documents and amendments thereto with respect to this Amendment necessary to reflect the addition of GPC as a Borrower; (c) with respect to any Lender requesting Notes pursuant to Section 3.1(b), each of the Notes, payable to the order of each applicable Lender, executed by GPC and GPK;
(d) Administrative Agent receives certificates of the appropriate Governmental Authorities of such jurisdictions as Administrative Agent may designate, to the effect that GPC is in good standing with respect to the payment of franchise and similar Taxes (to the extent such information is available) and is duly qualified to transact business in such jurisdiction; (e) Administrative Agent receives an opinion of counsel acceptable to Administrative Agent addressed to Administrative Agent and Lenders that the execution of this Amendment and the assumption of the Obligation by GPC has been approved by all necessary corporate action of GPC, does not violate the charter or bylaws of GPC, and is duly enforceable; (f) Administrative Agent receives copies of resolutions duly adopted by the Board of Directors of GPC, approving this Amendment and the assumption of the Obligation provided for herein, accompanied by a certificate of the
Secretary  or  an  Assistant Secretary of GPC, dated  as  of  the
Effective Date, certifying that such copy is a true and correct copy of resolutions duly adopted at a meeting of, or by the unanimous written consent of, the Board of Directors of GPC, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the Closing Date; (g) Administrative Agent receives an Officer's Certificate from GPC certifying (i) the Articles of Incorporation of such Company, (ii) the Bylaws of such Company, and (iii) the incumbency of officers of such Company; and (h) Borrower pays all reasonable costs, fees, and expenses of Administrative Agent's counsel incurred in connection with the Loan Documents, including without limitation, all reasonable legal fees and expenses outstanding on the Effective Date, together with all reasonable attorneys' fees, costs, and expenses in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 4. Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, GPK, GPC, and each Guarantor (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

Paragraph 5. Representations. As a material inducement to Lenders to execute and deliver this Amendment, GPK and GPC represents and warrants to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) except as waived by this Amendment, no Potential Default or Default exists.

Paragraph 6. Expenses. Borrower shall pay all reasonable costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 7. Miscellaneous. This Amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in Section 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 8. Entire Agreement. This Amendment represents the final agreement between the parties about the subject matter of this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Paragraph  9.  Parties.  This Amendment binds and inures to  GPK,
GPC,   Guarantors,  Administrative  Agent,  Lenders,  and   their
respective successors and assigns.

     The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

             Remainder of Page Intentionally Blank.
                   Signature Pages to Follow.



     Signature Page to that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Required Lenders.


                           GRAPHIC PACKAGING INTERNATIONAL,
			   CORPORATION(formerly ACX Technologies,
			   Inc.), as Borrower



                           By: _________________________________
                                Name: __________________________
                                Title: _________________________


                           GRAPHIC PACKAGING CORPORATION, as
			   Borrower and Guarantor



                            By: ________________________________
                                 Name: _________________________
                                 Title: ________________________



     Signature Page to that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Required Lenders.


                            GAC ALUMINUM CORPORATION, as a
			    Guarantor
                            GOLDEN TECHNOLOGIES COMPANY, INC.,
                            as a Guarantor
                            GRAPHIC PACKAGING HOLDINGS INC., as
                            a Guarantor
                            LAUENER ENGINEERING LIMITED, as a
                            Guarantor



                            By: ________________________________
                                 Name: _________________________
                                 Title: ________________________



     Signature Page to that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Required Lenders.

                            GOLDEN EQUITIES, INC., as a
                            Guarantor


                            By: ________________________________
                                 Name: _________________________
                                 Title: ________________________



     Signature Page to that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Required Lenders.

                            BANK OF AMERICA, N.A., as
                            Administrative Agent and as a Lender


                            By: ________________________________
                                 Name: _________________________
                                 Title: ________________________



     Signature Page to that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Required Lenders.

                            ____________________________________,
                            as a Lender


                            By: ________________________________
                                 Name: _________________________
                                 Title: ________________________



     Signature Page to that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Required Lenders.

                            ____________________________________,
                            as a Lender


                            By: ________________________________
                                 Name: _________________________
                                 Title: ________________________



                            By: ________________________________
                                 Name: _________________________
                                 Title: ________________________



     Signature Page to that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Required Lenders.

                            ____________________________________,
                            as a Lender


                            By: ________________________________


                                 By: ___________________________
                                        Name: __________________
                                        Title: _________________



                      REVISED SCHEDULE 8.3

                          SUBSIDIARIES
          (Graphic Packaging International Corporation)

A.   DOMESTIC SUBSIDIARIES

                                       Jurisdic-
   Name of Entity    Type   Jurisdic-    tion     Owned By
                      of     tion of     Where    (%  of
                    Entity  Formation  Qualified  Ownership)

   Graphic          Corp       CO        PA       Public n/a
   Packaging
   International
   Corporation


   GAC Aluminum     Corp       CO        n/a      Golden
   Corporation                                    Technologies
                                                  Company,
                                                  Inc. 100%

   Golden           Corp       CO        n/a      Graphic
   Technologies                                   Packaging
   Company, Inc.                                  Corporation
                                                  100%


   Golden           Corp       CO        n/a      Golden
   Equities, Inc.                                 Technologies
                                                  Company,
                                                  Inc.
                                                  100%


   Golden           Limited    CO         n/a     Golden
   Properties       Partner-                      Equities,
   Limited          ship                          Inc. 50%;
                                                  Coors
                                                  Brewing
                                                  Company 50%


   Graphic          Corp       CO         n/a     Graphic
   Packaging                                      Packaging
   Holdings, Inc.                                 International
                                                  Corporation
                                                  100%[1]

   Graphic          Corp     Delaware  AK,CA,CO,  Graphic
   Packaging                           GA,IL,IN,  Packaging
   Corporation                         KY,MI,MN,  Holdings,
                                       MO,NH,NY,
				       NC,OH,OR,
				       PA,SD,TN,
				       VA,WA,WI

   Lauener          Corp       DE         n/a     Golden
   Engineering                                    Technologies
   Limited                                        Company,
                                                  Inc. 100%

   Kalamazoo      Partner-     MI         n/a     Graphic
   Valley           ship                          Packaging
   Partnership                                    Corporation
                                                  48%[2]

_________________________
[1] 100% of common stock.  1,425 shares of preferred stock are held by NMC Group LImited.
[2] Percent ownership no longer subject to adjustment.




B.   FOREIGN SUBSIDIARIES

                                       Jurisdic-
   Name of Entity    Type   Jurisdic-    tion     Owned By
                      of     tion of     Where    (%  of
                    Entity  Formation  Qualified  Ownership)

   ACX (UK)         Corp      England     n/a     Graphic
   Limited                                        Packaging
                                                  Holdings,
                                                  Inc. 100%

   Britton Group    Corp      Wales       n/a     ACX (UK)
   Limited          converted (England)           Limited 100%
                    to LLC

   Graphic          Corp       Nova       n/a     Graphic
   Packaging                  Scotia              Packaging
   Corporation                                    Corporation
   (Nova Scotia)                                  100%

   Lauener          Corp   Switzerland    n/a     Lauener
   Engineering AG                                 Engineering
   (not material)                                 Limited 100%

   NMC Group        Corp      England     n/a     Britton
   Limited                                        Group
                                                  Limited 100%


                          EXHIBIT B-1

                FORM OF REVISED BORROWING NOTICE
                      (Graphic Packaging)

               (Dated:  ______________ __, ____)


Bank of America, N.A.
     as Administrative Agent for the
     Lenders as defined in the Credit
     Agreement referred to below
Bank of America Plaza, 14th Floor
901 Main Street
Dallas, TX   75202
Attn:  _____________
Fax:   ____________


     Reference is made to the Revolving Credit and Term Loan Agreement, dated as of August 2, 1999 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Graphic Packaging International Corporation and Graphic Packaging Corporation (collectively, "Borrower"), Bank of America, N.A., as Administrative Agent, and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to the Credit Agreement that it requests a Borrowing (other than a Swing Line Borrowing) under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:


                                     Term    180-Day   One-Year
                          Revolver   Loan    Term        Term
                          Facility Facility* Facility* Facility*


(A)Specify if
   Borrowing is
   under Revolver
   Facility, Term
   Loan Facility,
   180-Day Term
   Facility, or
   One-Year Term
   Facility.            (A) _____    _____     _____     _____

(B)Borrowing Date of    (B) _____    _____     _____     _____
   of Borrowing[1]

(C)Amount of
   Borrowing[2]	        (C) _____    _____     _____     _____

(D)Type of Borrowing[3] (D) _____    _____     _____     _____

(E)For a Eurodollar
   Rate Borrowing,
   the Interest
   Period and the
   last day thereof[4]  (E) _____    _____     _____     _____

* Borrowing under noted Facilities are available only on the initial Borrowing Date.

     Each Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the Borrowing Date specified herein after giving effect to such Borrowing:

          (a) The requested Borrowing will not cause the Principal Debt to exceed the Total Commitment; if the Borrowing is a Borrowing under the Revolver Facility, the Borrowing will not cause the Revolver Commitment Usage to exceed the Revolver Commitment.

          (b) All of the representations and warranties of any Company set forth in the Loan Documents are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or
     (ii) the facts on which such representations and warranties are based have been changed by transactions permitted by the Loan Documents and, if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Required Lenders);

          (c) No change which could be a Material Adverse Event has occurred in the financial conditions, operations, or businesses of any Company since the date of the Current Financials most recently delivered by Borrower to Lenders pursuant to Sections 7.1 and 9.3 of the Credit Agreement;

          (d) No Default or Potential Default has occurred and is continuing or will arise after giving effect to the requested Borrowing; and

          (e) If the requested Borrowing will be used to finance a Permitted Acquisition (other than the Ft. James Acquisition), Borrower has complied with and delivered (or shall comply with and deliver on or prior to the date of the requested Borrowing) the items required by Section 7.2 and
     Schedule 7.2.

                              Very truly yours,


                              __________________________________


                              By:
                                   Name:
                                   Title:

                              Concurred by:

                              __________________________________


                              By:
                                   Name:
                                   Title:


Rate: _____________
Confirmed by:  _____________


1 Must be a Business Day occurring prior to the Termination Date and be at least (a) three Business Days following receipt by Administrative Agent of this Borrowing Notice for any Eurodollar Rate Borrowing, and (b) the same Business Day of receipt by Administrative Agent of this Borrowing Notice for any Base Rate Borrowing.
2 For any Borrowing under the Revolver Facility, not less than $5,000,000 or an integral multiple of $1,000,000 if a Eurodollar Rate Borrowing, or $1,000,000 or a greater integral multiple of $100,000 if a Base Rate Borrowing.
3  Eurodollar Rate Borrowing or Base Rate Borrowing.
4 1, 2, 3, or 6 months, or other periods requested by Borrower to the extent available from Lenders -- in no event may the Interest Period for any Facility end after the Termination Date for such Facility.



                            EXHIBIT F

       REVISED FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

     This Assignment and Acceptance Agreement (the "Assignment") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below, the interest in and to all of the Assignor's Rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding Rights and obligations under the respective Facilities identified below (including, without limitation, any participations of the Assignee in any LCs and Swing Line Borrowings under such Facilities and, to the extent permitted to be assigned under applicable Law, all claims (including without limitation contract claims, tort claims, malpractice claims and all other claims at Law or in equity, including claims under any Law governing the purchase and sale of securities or governing indentures pursuant to which securities are issued), suits, causes of action and any other Right of the Assignor against any other Person) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1. Assignor:             ______________________________

2. Assignee:             ______________________________ [and is
                         an Affiliate/Approved Fund of [identify
                         Lender]3]

3. Borrowers:  Graphic Packaging International
               Corporation and Graphic Packaging Corporation

4. Administrative Agent: Bank of America, N.A., as Administrative
                         Agent under the Credit Agreement

5. Credit Agreement:  The Revolving Credit  and Term  Loan
                      Agreement dated as of  August  2, 1999,
                      among  Graphic Packaging International
                      Corporation and Graphic Packaging
                      Corporation,  the  Lenders  parties
                      thereto, Bank  of  America,  N.A.,  as
                      Administrative Agent, and the other agents parties thereto

______________________________
3  Select as applicable.



6. Assigned Interest:

    Facility     Aggregate       Amount of     Commitment
    Assigned     Amount of    Committed Sums   Percentage  (i.e.
                 Committed     or Principal    the    proportion
                  Sums or          Debt        that     the
                 Principal      Assigned(as    Assignee's
                Debt for all   applicable) **  Committed Sum  to
                   Lenders                     be       acquired
                     (as                       bears   to    the
                applicable)*                   aggregate
                                               Committed Sum  of
                                               all  Lenders)  or
                                               Percentage     of
                                               Principal    Debt
                                               assigned    (i.e.
                                               the    proportion
                                               that          the
                                               Principal    Debt
                                               to   be  acquired
                                               by  the  Assignee
                                               bears   to    the
                                               aggregate
                                               Principal    Debt
                                               under         the
                                               respective
                                               Facility)(set
                                               forth    to    at
                                               least  9  decimal
                                               points)

   Revolver
   Facility     $____________  $_____________      __________%


   Term Loan
   Facility     $____________  $_____________      __________%


   One-Year
   Term
   Facility     $____________  $_____________      __________%

7.   Trade Date:         ______________[2]


Effective Date:   _____________ ___, 20___
[TO  BE  INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL  BE  THE
EFFECTIVE  DATE  OF  RECORDATION  OF  TRANSFER  IN  THE   REGISTER
THEREFOR.]



______________________________
* Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[2] To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.



          The terms set forth in this Assignment are hereby agreed to:

                              ASSIGNOR
                                                       [NAME OF
                              ASSIGNOR]

                              By:______________________________
                                 Title:

                              ASSIGNEE
                              [NAME OF ASSIGNEE]

                              By:______________________________
                                 Title:

[Consented to and]3 Accepted:


Bank of America, N.A., as Administrative Agent


By_________________________________
  Title:

[Consented to:]4

Graphic Packaging International Corporation


By________________________________
  Title:


Graphic Packaging Corporation


By________________________________
  Title:



_____________________________
3 To be added only if the consent of Administrative Agent is required by the terms of the Credit Agreement.
4 To be added only if the consent of the Borrower and/or other parties (e.g. Swingline Lender, L/C Issuer) is required by the terms of the Credit Agreement.



                                                         ANNEX 1

   Graphic Packing International Corporation/Graphic Packaging
                  Corporation Credit Agreement

                STANDARD TERMS AND CONDITIONS FOR
                           ASSIGNMENT


  1.   Representations and Warranties.

   1.1   Assignor.  The Assignor (a) represents and warrants that
(i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any Lien, encumbrance, or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any Collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates, or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates, or any other Person of any of their respective obligations under any Loan Document.

   1.2. Assignee.  The Assignee (a) represents and warrants  that
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.3 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent or any other Lender, and (v) if it is a Lender organized under the Laws of a jurisdiction other than the United States, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that
(i) it will, independently and without reliance on Administrative Agent, the Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

    2. Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees, and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.

   3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the law of the State of New York.